Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

dated as of November 27, 2024

among

EACH OF THE GRANTORS PARTY HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Trustee

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — FORM OF TRADEMARK SECURITY AGREEMENT

EXHIBIT D — FORM OF COPYRIGHT SECURITY AGREEMENT

EXHIBIT E — FORM OF PATENT SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of November 27, 2024 (as amended, supplemented, restated and amended and restated or otherwise modified from time to time, this “Agreement”), among PHH Corporation, a Maryland corporation (the “Company”) and wholly-owned subsidiary of Onity Group Inc., a Florida corporation (the “Parent”), PHH Escrow Issuer LLC, a Delaware limited liability company (the “Escrow Issuer” and, together with the Company, the “Issuers” and each, an “Issuer”) and wholly-owned subsidiary of the Parent, the Parent, each of the other subsidiaries of the Parent party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (such other subsidiaries, the “Subsidiary Guarantors,” together with the Parent, the “Guarantors” and, together with the Company and the Escrow Issuer, the “Grantors” and each, a “Grantor”), and Wilmington Trust, National Association, as collateral trustee for the Secured Parties (as herein defined) (in its capacity as collateral trustee, together with its successors and permitted assigns, the “Collateral Trustee”).

RECITALS:

WHEREAS, reference is made to (i) the Indenture, dated as of November 6, 2024 (the “Base Indenture”), between the Escrow Issuer and Wilmington Trust, National Association, in its capacity as trustee (the “Trustee”) and as Collateral Trustee, pursuant to which the Escrow Issuer issued $500,000,000 aggregate principal amount of 9.875% Senior Notes due 2029 (together with any Additional Notes (as defined in the Indenture) issued under the Indenture (as defined below), the “Notes”) upon the terms and subject to the conditions set forth therein, (ii) the Supplemental Indenture, dated as of the date hereof (the “Supplemental Indenture”), by and among the Issuers, the Parent, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association, in its capacities as Trustee and as Collateral Trustee, and (iii) the Escrow, Control and Security Agreement, dated as of November 6, 2024 (the “Escrow Agreement”), among the Escrow Issuer, Wilmington Trust, National Association, as Trustee under the Indenture, and JPMorgan Chase Bank, N.A., in its capacities as escrow agent and, as applicable, bank;

WHEREAS, it is a condition to the release of the Escrow Property (as defined in the Escrow Agreement) from the Escrow Account (as defined in the Escrow Agreement) that each Grantor executes and delivers the Supplemental Indenture and the applicable Security Documents (as defined in the Indenture), including this Agreement;

WHEREAS, pursuant to the Indenture, each Guarantor from time to time party thereto has unconditionally and irrevocably guaranteed, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Notes Obligations (as defined below); and

WHEREAS, each Grantor is executing and delivering this Agreement pursuant to the terms of the Indenture and in order to effectuate the release of the Escrow Property from the Escrow Account and its delivery to the Company.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Trustee agree as follows:

Section 1. DEFINITIONS; GRANT OF SECURITY.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.3 hereof.

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“Agreement” shall have the meaning set forth in the preamble.

“Available Cash” shall have the meaning set forth in the Indenture.

“Available Cash Collateral” shall have the meaning assigned in Section 2.1 hereof.

“Cash Proceeds” shall have the meaning assigned in Section 9.7 hereof.

“CFC” shall have the meaning assigned in Section 2.2 hereof.

“Collateral” shall mean the Non-Regulated Obligor Collateral and the Available Cash Collateral.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Collateral Trustee” shall have the meaning set forth in the preamble, and its successors and assigns.

“Company” shall have the meaning set forth in the preamble.

“Continuing” shall mean, with respect to any Event of Default, that such Event of Default has not been cured or waived or otherwise ceased to exist.

“Contracts” shall mean all contracts, leases and other agreements entered into by any Grantor pursuant to which such Grantor has the right (i) to receive moneys due and to become due to it thereunder or in connection therewith, (ii) to damages arising thereunder and (iii) to perform and to exercise all remedies thereunder.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contracts or Commodity Accounts, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright including, without limitation, each agreement required to be listed in Schedule 5.2(II)(B) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

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“Copyright Security Agreement” means a Copyright Security Agreement substantially in the form of Exhibit D.

“Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et seq. and Community designs) and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II)(A) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Custodial Accounts” shall mean any custodial accounts or clearing accounts established in the name of any Grantor in the ordinary course of business to hold funds on behalf of a third party in connection with the origination or funding of any mortgage or other consumer loans or pursuant to or containing funds received solely in connection with Servicing Agreements in such Grantor’s capacity as servicer, bailee or custodian and any related accounts maintained in the ordinary course of such Grantor’s origination or servicing businesses in the name of such Grantor that are used solely for the collection, maintenance and disbursement of such funds on behalf of third parties for insurance payments, tax payments, suspense payments and other similar payments required to be made by such Grantor in its capacity as originator or servicer; provided that the books and records of such Grantor indicate that such accounts are being held “in trust for” or on behalf of another Person; provided further that the accounts listed on Schedules 5.2(I)(G), 5.2(I)(H) and 5.2(I)(I) shall not qualify as Custodial Accounts.

“Escrow Issuer” shall have the meaning set forth in the preamble.

“Excluded Non-Regulated Obligor Asset” shall mean any asset of any Grantor that is not a Regulated Subsidiary Guarantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Governmental Authority” shall mean any federal, state, municipal, national or other government, governmental department, central bank, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank) or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” shall have the meaning set forth in the preamble, and their respective successors and assigns.

“Guarantors” shall have the meaning set forth in the preamble, and their respective successors and assigns.

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“Indenture” shall mean the Base Indenture, as supplemented by the Supplemental Indenture and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Indenture Documents” shall mean each of this Agreement, the other Security Documents, the Equal Priority Intercreditor Agreement, the Indenture and the Notes.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Trustee is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement (or supplement to any of the foregoing) executed and delivered by the applicable Grantors.

“Investment Accounts” shall mean the Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Investment Accounts and certificates of deposit.

“Issuer” shall have the meaning set forth in the preamble.

“Material Adverse Effect” shall mean any event, change, effect, development, circumstance or condition that has caused or could reasonably be expected to cause a material adverse change, material adverse effect on and/or material adverse developments with respect to (i) the business, general affairs, assets, liabilities, operations, management, financial condition, stockholders’ equity or results of operations or value of any Issuer, the Parent, each Subsidiary Guarantor and each of their respective Subsidiaries, taken as a whole; (ii) the ability of any Grantor fully and timely to perform its Secured Obligations; (iii) the legality, validity, binding effect or enforceability against a Grantor of any Indenture Document to which it is a party or (iv) the rights, remedies and benefits available to, or conferred upon, any Holder or any Secured Party under any Indenture Document.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor, as determined in good faith by such Grantor.

“Notes” shall have the meaning set forth in the preamble.

“Notes Obligations” shall mean all obligations of the Issuers and the Guarantors under the Notes, the Indenture, the Note Guarantees and the Security Documents, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Issuer or such Guarantor, would have accrued on any Notes Obligation, whether or not a claim is allowed against such Issuer or such Guarantor for such interest in the related bankruptcy proceeding), premium, fees, expenses, indemnification or otherwise.

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“Organizational Documents” shall mean with respect to any Person all formation, organizational and governing documents, instruments and agreements, including (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, supplemented or otherwise modified, and its by-laws, as amended, supplemented or otherwise modified, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, supplemented or otherwise modified, and its partnership agreement, as amended, supplemented or otherwise modified, (iii) with respect to any general partnership, its partnership agreement, as amended, supplemented or otherwise modified and (iv) with respect to any limited liability company, its articles of organization, as amended, supplemented or otherwise modified, and its operating agreement, as amended, supplemented or otherwise modified. In the event any term or condition of the Indenture or any other Indenture Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Parent” shall have the meaning set forth in the preamble.

“Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II)(D) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(II)(C) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Patent Security Agreement” means a Patent Security Agreement substantially in the form of Exhibit E.

“Pledge Supplement” shall mean an agreement substantially in the form of Exhibit A hereto.

“Pledged Debt” shall mean, subject to Section 2.2, all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I)(F) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

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“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean, subject to Section 2.2, all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I)(B) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean, subject to Section 2.2, all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I)(C) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, subject to Section 2.2, all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I)(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“PTO” shall have the meaning given to it in Section 2.2(c).

“Receivables” shall mean (i) all “accounts” (as such term is defined in Article 9 of the UCC and (ii) all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

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“Regulated Subsidiary Guarantor” shall have the meaning set forth in the Indenture.

“Secured Obligations” shall have the meaning assigned in Section 3.1 hereof.

“Secured Parties” shall mean the Collateral Trustee, the Trustee and each Holder of the Notes.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Subsidiary Guarantors” shall have the meaning set forth in the preamble, and their respective successors and assigns.

“Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement, dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II)(F) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II)(E) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trademark Security Agreement” means a Trademark Security Agreement substantially in the form of Exhibit C.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II)(G) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

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“Trade Secrets” shall mean all trade secrets, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2 Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. The incorporation by reference of terms defined in the Indenture shall survive any termination of the Indenture until this agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

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Section 2. GRANT OF SECURITY.

2.1 Grant of Security.

(a) Each Grantor that is not a Regulated Subsidiary Guarantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Non-Regulated Obligor Collateral”):

(i) Accounts;

(ii) Contracts;

(iii) Chattel Paper;

(iv) Documents;

(v) General Intangibles;

(vi) Goods (including all of its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(vii) Instruments;

(viii) Insurance;

(ix) Intellectual Property;

(x) Investment Related Property (including, without limitation, Deposit Accounts);

(xi) Letter of Credit Rights;

(xii) Money;

(xiii) Receivables and Receivables Records;

(xiv) Commercial Tort Claims now or hereafter described on Schedule 5.2(III);

(xv) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(xvi) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

(b) Each Grantor that is a Regulated Subsidiary Guarantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Available Cash Collateral”):

(i) Available Cash and any Deposit Accounts, Securities Accounts and Commodity Accounts in which any Available Cash is held, and all Investment Related Property and General Intangibles related thereto;

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(ii) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(iii) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions from Non-Regulated Obligor Collateral. Notwithstanding anything herein or in any other Indenture Document to the contrary, in no event shall the Non-Regulated Obligor Collateral include or the security interest granted under Section 2.1(a) hereof attach to:

(a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract, property right or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Non-Regulated Obligor Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in this clause (a) shall not include any Proceeds of any such lease, license, contract or agreement;

(b) any of the outstanding Voting Stock of (i) (x) any Foreign Subsidiary or any Subsidiary of Parent that is treated as a partnership or a disregarded entity for U.S. federal income tax purposes and that has no material assets other than the stock of one or more Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code (“CFC”) or (y) any Subsidiary of Parent that is a CFC, in each case, in excess of 65% of all classes of Voting Stock of such Subsidiary; provided that to the extent the pledge of a greater percentage of the Voting Stock in such Subsidiary is permitted without adverse tax consequences, the Non-Regulated Obligor Collateral shall include, and the security interest granted by any Grantor shall attach to, such greater percentage of Voting Stock of each such Subsidiary (ii) any Subsidiary of Parent that is a Subsidiary of a CFC; provided that to the extent the pledge of any Voting Stock in such Subsidiary is permitted without adverse tax consequences, the Non-Regulated Obligor Collateral shall include, and the security interest granted by any Grantor shall attach to, such Voting Stock of such Subsidiary, (iii) any Subsidiary of Parent to the extent that the grant by the applicable pledgors of a Lien in the equity interest of such Subsidiary to secure the Notes (x) is prohibited or restricted by applicable law, rule or regulation or would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received or (y) is prohibited or restricted by any contractual obligation existing on the Escrow Release Date for so long as such prohibition or restriction is in effect (or, with respect to any Subsidiary acquired after the Escrow Release Date, existing on the date such Subsidiary is so acquired, so long as such contractual obligation was not incurred in contemplation of such investment or acquisition and for so long as such prohibition or restriction is in effect) (unless, in each case of this clause (y), such prohibition, restriction or requirement would be rendered ineffective with respect to the creation of the security interest under the Security Documents pursuant to Section 9-408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Non-Regulated Obligor Collateral shall include (and such security interest shall attach) immediately at such time as the legal or contractual prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such Equity Interests not subject to the prohibitions specified in this clause (iii); (iv) any Subsidiary of Parent that is a captive insurance company; (v) any Unrestricted Subsidiary or (vi) a Securitization Entity that cannot be pledged as a result of restrictions in its or its parent’s Organizational Documents or documents governing or related to its or its Subsidiaries’ Indebtedness;

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(c) any applications for trademarks or service marks filed in the United States Patent and Trademark Office (the “PTO”) pursuant to 15 U.S.C. §1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to the PTO pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d);

(d) any MSRs that are not Specified MSRs (other than to the extent excluded under clause (e) below));

(e) Securitization Assets and any assets or property subject to a Permitted Lien securing Non-Recourse Indebtedness, Permitted Funding Indebtedness, Permitted Securitization Indebtedness and Indebtedness under Credit Enhancement Agreements;

(f) any Custodial Accounts;

(g) any REO Assets;

(h) any assets where a grant of security would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received (unless such requirement would be rendered ineffective with respect to the creation of the security interest under the Security Documents pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Non-Regulated Obligor Collateral shall include (and such security interest shall attach) immediately at such time as such requirement shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such assets not subject to the requirements specified in this clause (h);

(i) (x) any segregated deposit account or securities account containing solely (i) deposits secured by Liens in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Non-Regulated Obligor Collateral on account thereof, or (ii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case, to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property and (y) any property of a person existing at the time such person is acquired or merged with or into or consolidated with any Grantor that is subject to a Lien permitted pursuant to clause (5) or (6) of the definition of “Permitted Liens” as set forth in the Indenture; provided that any such Lien shall encumber only those assets which secured such Indebtedness at the time such assets were acquired by Parent or any of its Subsidiaries, to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property; and

(j) all fee-owned real property;

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provided that, irrespective of the foregoing, the following assets shall constitute “Non-Regulated Obligor Collateral”: (1) Unencumbered Servicing Advances to the extent such security interest is permitted to be granted by applicable law and regulations and the applicable servicing agreement and (2) Specified Deferred Servicing Fees and Specified MSRs, in each case other than to the extent excluded under clause (e) above; provided, further, that Excluded Non-Regulated Obligor Assets shall not include (x) any proceeds, substitutions or replacements of any property referred to in clauses (a) through (j) above (unless such proceeds, substitutions or replacements would constitute Excluded Non-Regulated Obligor Assets referred to in clauses (a) through (j) above) and (y) any assets that are pledged to secure obligations arising in respect of any Other Pari Passu Secured Indebtedness.

Notwithstanding anything contained herein to the contrary, no Grantor shall be required to (i) take any action to create or perfect any security interest in the Collateral under the laws of any jurisdiction outside the United States, or (ii) take any action to perfect any security interest in any aircraft or any trucks, trailers, tractors, service vehicles, automobiles, rolling stock or other mobile equipment covered by certificate of title ownership (except, in each case, the filing of a financing statement).

Section 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including (x) the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof) and (y) interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of all Notes Obligations with respect to every Grantor (the “Secured Obligations”).

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral, and nothing contained herein is intended or shall be a delegation of duties to the Collateral Trustee or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof, and neither the Collateral Trustee nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Trustee nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 4. CERTAIN PERFECTION REQUIREMENTS.

4.1 Delivery Requirements.

(a) With respect to any Certificated Securities included in the Collateral, each applicable Grantor shall deliver to the Collateral Trustee (or its agent, designee or bailee) the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Trustee or in blank. In addition, each applicable Grantor shall cause any certificates evidencing any Pledged Equity Interests included in the Collateral, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests included in the Collateral, to be similarly delivered to the Collateral Trustee regardless of whether such Pledged Equity Interests constitute Certificated Securities.

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(b) With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each applicable Grantor shall deliver to the Collateral Trustee all such Instruments or Tangible Chattel Paper (other than any mortgage loans, auto dealer floorplan loans, or consumer loans owned by any Grantor in the ordinary course of business) to the Collateral Trustee duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $500,000 individually or $1,000,000 in the aggregate.

4.2 Control Requirements.

(a) With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each applicable Grantor shall cause the issuer of such Uncertificated Security (other than any such issuer which is a Foreign Subsidiary or a Securitization Entity) to either (i) register the Collateral Trustee as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form reasonably satisfactory to the Collateral Trustee), pursuant to which such issuer agrees to comply with the Collateral Trustee’s instructions with respect to such Uncertificated Security without further consent by such Grantor which instructions shall only be given upon the occurrence and during the Continuance of an Event of Default.

(b) With respect to any Letter of Credit Rights relating to letters of credit drawable for an amount of $5,000,000 or more included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Trustee has a valid and perfected security interest), each applicable Grantor shall use commercially reasonable efforts to ensure that Collateral Trustee has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Trustee.

(c) With respect to any Deposit Account (other than any Deposit Account excluded from the Collateral pursuant to Section 2.2), each applicable Grantor shall execute and shall use commercially reasonable efforts to cause each account bank maintaining such Deposit Account to execute an agreement (in form and substance reasonably satisfactory to the Collateral Trustee) granting Control over such Deposit Account to the Collateral Trustee within 60 days of the date hereof with respect to any Deposit Account maintained on the date hereof and within 30 days of opening or acquisition of any other Deposit Account after the date hereof; provided however, that such Control requirement shall not apply to any Deposit Accounts with a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually or $5,000,000 in the aggregate. For the avoidance of doubt, (i) this Section 4.2(c) shall apply both to any Deposit Accounts of each Regulated Subsidiary Guarantor containing Available Cash Collateral and to any Deposit Accounts of each Grantor that is not a Regulated Subsidiary Guarantor and (ii) no Deposit Account of any Regulated Subsidiary Guarantor containing Available Cash Collateral shall be excluded from the Collateral pursuant to Section 2.2 or otherwise.

(d) With respect to any Securities Account (other than any Securities Account excluded from the Collateral pursuant to Section 2.2), each applicable Grantor shall execute and shall use commercially reasonable efforts to cause each intermediary maintaining such Securities Account to execute an agreement (in form and substance reasonably satisfactory to the Collateral Trustee) granting Control over such Securities Account to the Collateral Trustee within 60 days of the date hereof with respect to any Securities Account maintained on the date hereof and within 30 days of opening or acquisition of any other Securities Account after the date hereof; provided, however, that such Control requirement shall not apply to any Securities Account with a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually or $5,000,000 in the aggregate. For the avoidance of doubt, (i) this Section 4.2(d) shall apply both to any Securities Accounts of each Regulated Subsidiary Guarantor containing Available Cash Collateral and to any Securities Accounts of each Grantor that is not a Regulated Subsidiary Guarantor and (ii) no Securities Account of any Regulated Subsidiary Guarantor containing Available Cash Collateral shall be excluded from the Collateral pursuant to Section 2.2 or otherwise.

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(e) With respect to any Commodity Accounts (and any Commodity Contracts held or carried therein) (other than any Commodity Contracts and Commodity Accounts excluded from the Collateral pursuant to Section 2.2), each applicable Grantor shall execute and shall use commercially reasonable efforts to cause each intermediary maintaining such Commodity Account (and any such Commodity Contract held or carried therein) to execute an agreement (in form and substance reasonably satisfactory to the Collateral Trustee) granting Control over such Commodity Account (and any such Commodity Contract held or carried therein) to the Collateral Trustee within 60 days of the date hereof with respect to any Commodity Account (and any such Commodity Contract held or carried therein) maintained on the date hereof and within 30 days of opening or acquisition of any other Commodity Contract or Commodity Account (and any such Commodity Contract held or carried therein) after the date hereof. For the avoidance of doubt, (i) this Section 4.2(e) shall apply both to any Commodity Accounts (and any Commodity Contract held or carried therein) of each Regulated Subsidiary Guarantor containing Available Cash Collateral and to any Commodity Accounts (and any Commodity Contract held or carried therein) of each Grantor that is not a Regulated Subsidiary Guarantor and (ii) no Commodity Accounts (and no Commodity Contracts held or carried therein) of any Regulated Subsidiary Guarantor containing Available Cash Collateral shall be excluded from the Collateral pursuant to Section 2.2 or otherwise.

4.3 Intellectual Property Recording Requirements.

(a) In the case of any Material Intellectual Property (whether now owned or hereafter acquired) consisting of United States Patents and Patent Licenses in respect of United States Patents for which any Grantor that is not a Regulated Subsidiary Guarantor is the licensee and the United States Patents are specifically identified, such Grantor shall execute and deliver to the Collateral Trustee a Patent Security Agreement (or a supplement thereto) covering all such Patents and Patent Licenses in appropriate form for recordation with the PTO with respect to the security interest of the Collateral Trustee.

(b) In the case of any Material Intellectual Property (whether now owned or hereafter acquired) consisting of United States Trademarks and Trademark Licenses in respect of United States Trademarks for which any Grantor that is not a Regulated Subsidiary Guarantor is the licensee and the United States Trademarks are specifically identified, such Grantor shall execute and deliver to the Collateral Trustee a Trademark Security Agreement (or a supplement thereto) covering all such Trademarks and Trademark Licenses in appropriate form for recordation with the PTO with respect to the security interest of the Collateral Trustee.

(c) In the case of any Material Intellectual Property (whether now owned or hereafter acquired) consisting of registered United States Copyrights and Copyright Licenses in respect of United States Copyrights for which any Grantor that is not a Regulated Subsidiary Guarantor is the licensee and the United States Copyright registrations are specifically identified, such Grantor shall execute and deliver to the Collateral Trustee a Copyright Security Agreement (or a supplement thereto) covering all such Copyright and Copyright Licenses is in appropriate form for recordation with the United States Copyright Office with respect to the security interest of the Collateral Trustee.

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4.4 Other Actions. With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, such Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Trustee hereunder and following the occurrence and during the Continuance of an Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Trustee or its designee, and to the substitution of the Collateral Trustee or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Collateral Trustee and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Trustee or its designee following the occurrence and during the Continuance of an Event of Default and to the substitution of the Collateral Trustee or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.5 Timing and Notice. Except as provided in Sections 4.2(c), 4.2(d) and 4.2(e), with respect to any Collateral in existence on the Escrow Release Date, each Grantor shall comply with the requirements of Section 4 on the date hereof and with respect to any Collateral hereafter owned or acquired, such Grantor shall use commercially reasonable efforts to comply with such requirements within 30 days of Grantor acquiring rights therein. Each Grantor shall promptly inform the Collateral Trustee of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks).

Section 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Escrow Release Date, that:

5.1 Grantor Information & Status.

(a) Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located;

(b) except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c) such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(d) no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

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5.2 Collateral Identification, Special Collateral.

(a) Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of each applicable Grantor’s: (1) Pledged Equity Interests, (2) Equity Interests (that would otherwise constitute a Pledged Equity Interest) to the extent they secure or are the subject of a negative pledge to support Non-Recourse Indebtedness of Parent, the Company or any other Grantor, (3) Pledged Debt (other than mortgage loans or consumer loans owned by any Grantor in the ordinary course of business), (4) Securities Accounts included in the Collateral other than any Securities Accounts holding assets with a market value of less than $1,000,000 individually or $5,000,000 in the aggregate, (5) Deposit Accounts included in the Collateral other than any Deposit Accounts holding less than $1,000,000 individually or $5,000,000 in the aggregate, (6) Commodity Contracts and Commodity Accounts, (7) all United States and foreign registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by such Grantor included in the Collateral, (8) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses constituting Material Intellectual Property, (9) Commercial Tort Claims included in the Collateral other than any Commercial Tort Claims having a value of less than $500,000 individually and $1,000,000 in the aggregate, and (10) Letter of Credit Rights included in the Collateral for letters of credit other than any Letters of Credit Rights worth less than $500,000, individually or $1,000,000 in the aggregate. Each Grantor shall promptly supplement such schedules as necessary to ensure that such schedules are accurate;

(b) none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Health-Care-Insurance Receivables, (4) timber to be cut or (5) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the collateral consists of motor vehicles or other goods subject to a certificate of title statute of any jurisdiction;

(c) all information supplied by any Grantor with respect to any of the Collateral (in each case, taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; and

(d) not more than 10% of the value of all personal property included in the Collateral (other than the Equity Interests of Foreign Subsidiaries of the Parent) is located in any country other than the United States.

5.3 Ownership of Collateral and Absence of Other Liens.

(a) such Grantor owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Indenture), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than, in the case of priority only, any Permitted Liens; and

(b) other than any financing statements filed in favor of the Collateral Trustee, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Trustee to authorize the filing thereof and (y) financing statements filed (i) in connection with Permitted Liens or (ii) by individuals with respect to claims that do not constitute Liens. Other than the Collateral Trustee and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Account, no Person is in Control of any Collateral.

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5.4 Status of Security Interest.

(a) upon the filing of financing statements naming each Grantor as “debtor” and the Collateral Trustee as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Collateral Trustee in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid, perfected, first priority Lien in favor of the Collateral Trustee subject in the case of priority only, to any Permitted Liens with respect to Collateral. Each agreement purporting to give the Collateral Trustee Control over any Collateral is effective to establish the Collateral Trustee’s Control of the Collateral subject thereto;

(b) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Trustee hereunder shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens);

(c) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Trustee hereunder or (ii) the exercise by Collateral Trustee of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) any consents needed to transfer the servicing under any servicing agreement to any successor servicer; and

(d) each Grantor is in compliance with its obligations under Section 4 hereof.

5.5 Pledged Equity Interests, Investment Related Property.

(a) it is the record and beneficial owner of its Pledged Equity Interests free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Pledged Equity Interests;

(b) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Trustee in any Pledged Equity Interests or the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained; and

(c) all of the Pledged LLC Interests and Pledged Partnership Interests either (i) are or represent interests that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction or (ii)(A) are not traded on securities exchanges or in securities markets, (B) are not “investment company securities” (as defined in Section 8-103(b) of the UCC) and (C) do not provide, in the related operating or partnership agreement, as applicable, certificates, if any, representing such Pledged LLC Interests or Pledged Partnership Interests, as applicable, or otherwise that they are securities governed by the Uniform Commercial Code of any jurisdiction.

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5.6 Intellectual Property.

(a) to the best of such Grantor’s knowledge, it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), or owns or has the right to use and, where such Grantor does so, sublicense others to use, all other Material Intellectual Property, free and clear of all Liens, claims and encumbrances, except for Permitted Liens and the licenses set forth on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);

(b) to the best of such Grantor’s knowledge, all Material Intellectual Property of such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of the Intellectual Property the subject of a reexamination proceeding, and such Grantor has performed all acts reasonably necessary and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect;

(c) to the best of the Grantor’s knowledge and excluding Intellectual Property that is the subject of a pending application, all Material Intellectual Property is valid and enforceable; no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Material Intellectual Property of such Grantor, and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

(d) to the best of the Grantor’s knowledge, all registrations, issuances and applications for Copyrights, Patents and Trademarks of such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been licensed by such Grantor to any Affiliate or third party, except as disclosed in Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);

(e) such Grantor has not made a previous assignment, sale, transfer, exclusive license or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license or similar arrangement of any Material Intellectual Property that has not been terminated or released;

(f) such Grantor generally used appropriate statutory notice of registration in connection with its use of its registered Trademarks and proper marking practices in connection with the use of Patents constituting Material Intellectual Property;

(g) such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets constituting Material Intellectual Property;

(h) such Grantor controls the nature and quality of all products sold and all services rendered under or in connection with all Trademarks of such Grantor and has taken all action reasonably necessary to ensure that all licensees of the Trademarks owned by such Grantor comply with such Grantor’s standards of quality, in each case, to the extent constituting Material Intellectual Property; and

(i) to the best of such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate any Intellectual Property right of any other Person; and no claim has been made that the use of any Material Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the asserted rights of any other Person, and no demand that such Grantor enter into a license or co-existence agreement has been made but not resolved.

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Section 6. COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1 Grantor Information & Status.

(a) Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Indenture, it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Trustee in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (b) taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto together with all Supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2 Collateral Identification; Special Collateral.

(a) in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Trustee thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as necessary (or as the Collateral Trustee may reasonably request) in order to ensure that the Collateral Trustee has a valid, perfected, first priority security interest in such Collateral, subject in the case of priority only, to any Permitted Liens. Notwithstanding the foregoing, no Grantor shall be required to notify the Collateral Trustee or take any such action unless such Collateral is of a material value or is material to such Grantor’s business; and

(b) in the event that such Grantor (other than a Regulated Subsidiary Guarantor) hereafter acquires or has any Commercial Tort Claim in excess of $500,000 individually or $1,000,000 in the aggregate it shall deliver to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(b) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Trustee in writing of any event that is reasonably likely to have a Material Adverse Effect on the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Trustee to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Collateral Trustee in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof; and

(c) it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Indenture.

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6.4 Status of Security Interest.

(a) Subject to the limitations set forth in subsection (b) of this Section 6.4 and except as otherwise permitted by the Indenture, each Grantor shall maintain the security interest of the Collateral Trustee hereunder in all Collateral as valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens).

(b) Notwithstanding the foregoing (or anything else to the contrary herein or in any other Security Document), no Grantor shall be required to take any action to (i) other than as set forth in Sections 4.1 and 4.2, perfect a security interest in any Collateral that can only be perfected by Control, (ii) make foreign filings with respect to Intellectual Property or (iii) make any filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof.

6.5 Receivables. To the extent included in such Grantor’s Collateral:

(a) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(b) other than in the ordinary course of business or as permitted by the Indenture Documents, following and during the continuation of an Event of Default, (i) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable; and (ii) it shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and

(c) at any time following the occurrence and during the continuation of an Event of Default, the Collateral Trustee shall have the right to notify, or require any applicable Grantor to notify, any Account Debtor of the Collateral Trustee’s security interest in the Receivables and any Supporting Obligation and, in addition, the Collateral Trustee may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Trustee; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Trustee notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Trustee and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Trustee hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

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6.6 Pledged Equity Interests, Investment Related Property. To the extent Investment Related Property is included in such Grantor’s Collateral:

(a) Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Trustee over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Trustee to the extent otherwise required pursuant to this Agreement) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Trustee and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be Continuing, the Collateral Trustee authorizes each Grantor to retain all cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all payments of interest.

(b) Voting.

(i) So long as no Event of Default shall have occurred and be Continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Indenture, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided that no Grantor shall exercise or refrain from exercising any such right without the prior written consent of the Collateral Trustee (as directed by a majority of Holders in aggregate principal amount of Notes) if such action would have a Material Adverse Effect on the value of the Collateral; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Indenture, shall be deemed inconsistent with the terms of this Agreement or the Indenture within the meaning of this Section 6.6(b)(i); and

(ii) Upon the occurrence and during the continuation of an Event of Default:

(1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2) in order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Trustee may utilize the power of attorney set forth in Section 8.1.

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(c) Except to the extent not prohibited by the Indenture, without the prior written consent of the Collateral Trustee (as directed by a majority of Holders in aggregate principal amount of Notes), it shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Trustee’s security interest, (ii) permit any Subsidiary that is an issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (iii) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iv) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt consisting of intercompany debt or (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (v), such Grantor shall promptly notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Trustee’s “control” thereof.

(d) Except to the extent not prohibited by the Indenture, without the prior written consent of the Collateral Trustee (as directed by a majority of Holders in aggregate principal amount of Notes), it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a CFC, then such Grantor shall only be required to pledge equity interests in accordance with Section 2 and (ii) Grantor promptly complies with the delivery and control requirements of Section 4 hereof.

(e) Such Grantor covenants and agrees that, without the prior express written consent of the Collateral Trustee (as directed by a majority of Holders in aggregate principal amount of Notes), it will not agree to any election by any limited liability company or partnership, as applicable, to treat the Pledged LLC Interests or Pledged Partnership Interests, as applicable, as securities governed by the Uniform Commercial Code of any jurisdiction and in any event will promptly notify the Collateral Trustee in writing if the representation set forth in Section 5.5(c) becomes untrue for any reason and, in such event, take such action as necessary (or as the Collateral Trustee may reasonably request) in order to establish the Collateral Trustee’s “control” (within the meaning of Section 8-106 of the New York UCC) over such Pledged LLC Interests or Pledged Partnership Interests, as applicable. Such Grantor shall not consent to any amendment to any related operating or partnership agreement, as applicable, that would render the representation in Section 5.5(c) to no longer be true and correct.

6.7 Intellectual Property.

(a) Except in each case as shall be consistent with commercially reasonable business judgment, it shall not do any act or omit to do any act whereby any of the Material Intellectual Property, as determined at the time of the determination, may lapse, or become abandoned, canceled, dedicated to the public, forfeited, unenforceable or otherwise impaired, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

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(b) it shall not, with respect to any Trademarks constituting Material Intellectual Property at the time, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality;

(c) it shall promptly notify the Collateral Trustee if it receives any demand or threat or is the subject of any claim in a formal proceeding before a tribunal of competent authority of which it knows or has reason to know that any item of Material Intellectual Property is or has become, or may become, (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination (including the institution of, or any adverse claim with respect to, any action or proceeding in the PTO, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights;

(d) except in each case as shall be consistent with commercially reasonable business judgment, it shall take all reasonable steps, including in any proceeding before the PTO, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by any Grantor and constituting Material Intellectual Property which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time); and

(e) it shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Material Intellectual Property acquired under such contracts.

Section 7. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Access; Right of Inspection. The Collateral Trustee shall (at such Grantor’s expense) at all times have full and free access (following reasonable advance notice) during normal business hours to all the books, correspondence and records of each Grantor related to its Collateral, and the Collateral Trustee and its representatives may (but shall not be obligated to) examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Trustee, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Trustee and its representatives shall at all times (following reasonable advance notice) also have the right (but not the obligation) to enter any premises of each Grantor and inspect any property of each Grantor (during normal business hours) where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

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7.2 Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Trustee may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Trustee may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any United States intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending including, without limitation, the PTO, the United States Copyright Office and the various Secretaries of State;

(iii) at any reasonable time, upon reasonable request by the Collateral Trustee, assemble the Collateral and allow inspection of the Collateral by the Collateral Trustee, or persons designated by the Collateral Trustee;

(iv) appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Trustee’s security interest in all or any part of the Collateral; and

(v) furnish the Collateral Trustee with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Trustee may reasonably request from time to time.

(b) Without limiting its obligations hereunder, each Grantor hereby authorizes the Collateral Trustee to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as are necessary to perfect or otherwise protect the security interest granted to the Collateral Trustee herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as is necessary to ensure the perfection of the security interest in the Collateral granted to the Collateral Trustee herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as are necessary or as the Collateral Trustee may reasonably request, all in reasonable detail.

(c) Each Grantor hereby authorizes the Collateral Trustee to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

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7.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Trustee, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

Section 8. COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Trustee (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Trustee or otherwise, from time to time in the Collateral Trustee’s discretion to take any action and to execute any instrument that the Collateral Trustee may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the Continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Trustee pursuant to the Indenture;

(b) upon the occurrence and during the Continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the Continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the Continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral;

(e) upon the occurrence and during the Continuance of any Event of Default, to prepare and file any UCC financing statements against such Grantor as debtor;

(f) upon the occurrence and during the Continuance of any Event of Default, to prepare, sign, and file for recordation in any United States intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g) upon the occurrence and during the Continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Trustee in its sole discretion, any such payments made by the Collateral Trustee to become obligations of such Grantor to the Collateral Trustee, due and payable immediately without demand; and

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(h) upon the occurrence and during the Continuance of any Event of Default generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Trustee deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Collateral Trustee or Secured Parties. The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty or obligation upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 9. REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be Continuing, the Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Trustee forthwith, assemble all or part of the tangible Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Trustee deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Trustee may deem commercially reasonable.

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(b) The Collateral Trustee or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Trustee, as collateral trustee for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Trustee to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Trustee, that the Collateral Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Trustee hereunder.

(c) The Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral. The Collateral Trustee may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Trustee shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Trustee in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Trustee against, the Secured Obligations in the following order of priority: first, to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Trustee, the Collateral Trustee and their agents and counsel, and all other expenses, liabilities and advances made or incurred by the Trustee or the Collateral Trustee in connection therewith, and all amounts for which the Trustee or the Collateral Trustee is entitled to indemnification under the Indenture Documents and all advances made by the Collateral Trustee hereunder for the account of the applicable Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Collateral Trustee in connection with the exercise of any right or remedy hereunder or under the Indenture Documents, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Holders of the Notes; and third, to the extent of any excess of such proceeds, to the Company or to such party as a court of competent jurisdiction shall direct, including any Guarantor, if applicable.

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9.3 Sales on Credit. If the Collateral Trustee sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Trustee and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Trustee may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely as a result of such limitation and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Trustee determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Trustee all such information as the Collateral Trustee may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Trustee in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License. For the purpose of enabling the Collateral Trustee, during the Continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each applicable Grantor hereby grants to the Collateral Trustee, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property that is Collateral now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

9.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuance of an Event of Default:

(i) the Collateral Trustee shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any applicable Grantor, the Collateral Trustee or otherwise, in the Collateral Trustee’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Collateral Trustee, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Trustee in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Trustee as provided in Section 7.06 of the Indenture in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Collateral Trustee shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each applicable Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property that is Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating, as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

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(ii) upon written demand from the Collateral Trustee, each applicable Grantor shall grant, assign, convey or otherwise transfer to the Collateral Trustee or such Collateral Trustee’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property that is Collateral and shall execute and deliver to the Collateral Trustee such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Trustee (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv) within five (5) Business Days after written notice from the Collateral Trustee, each applicable Grantor shall make available to the Collateral Trustee, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Trustee may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses that are Collateral, such persons to be available to perform their prior functions on the Collateral Trustee’s behalf and to be compensated by the Collateral Trustee at such Grantor’s expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Collateral Trustee shall have the right to notify, or require each applicable Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property of such Grantor that is Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Trustee, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done; it being understood and agreed that:

(1) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Trustee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

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(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be Continuing, (ii) no other Event of Default shall have occurred and be Continuing, (iii) an assignment or other transfer to the Collateral Trustee of any rights, title and interests in and to any Intellectual Property that is Collateral of such Grantor shall have been previously made and shall have become absolute and effective and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Trustee shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Trustee as aforesaid, subject to any disposition thereof that may have been made by the Collateral Trustee; provided, after giving effect to such reassignment, the Collateral Trustee’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Trustee granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Trustee and the Secured Parties.

9.7 Cash Proceeds; Deposit Accounts.

(a) If any Event of Default shall have occurred and be Continuing, in addition to the rights of the Collateral Trustee specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor, and upon request by the Collateral Trustee shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required) and held by the Collateral Trustee. Any Cash Proceeds received by the Collateral Trustee (whether from a Grantor or otherwise) may, in the sole discretion of the Collateral Trustee, (A) be held by the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Trustee against the Secured Obligations then due and owing.

Section 10. COLLATERAL TRUSTEE.

The Collateral Trustee has been appointed to act as Collateral Trustee hereunder by the Holders of the Notes. The Collateral Trustee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Indenture. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Trustee for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Indenture relating to the Collateral Trustee or the Trustee, if applicable, including, without limitation, the provisions relating to resignation or removal of the Collateral Trustee and the protections, rights, indemnities, powers and duties and immunities of the Collateral Trustee are incorporated herein by this reference and shall survive any termination of the Indenture or removal or resignation of the Collateral Trustee or Trustee, if applicable.

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In connection with exercising any right or discretionary duty hereunder (including, without limitation, the exercise of any rights following the occurrence of an Event of Default), the Collateral Trustee shall be entitled to request and rely upon the direction of Holders of a majority in aggregate outstanding amount of the Notes to direct the Collateral Trustee pursuant to the Indenture. The Collateral Trustee shall not have any liability for taking any action at such direction or for its failure to take any action pending the receipt of such direction. The Collateral Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, and it shall not be responsible for any statement or recital in this Agreement. Neither the Collateral Trustee nor any of its affiliates, directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of the Company herein; or (iii) the receipt of items required to be delivered to the Collateral Trustee.

Section 11. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE INDENTURE DOCUMENTS.

11.1 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors, transferees and assigns. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.

11.2 Termination; Release. A Grantor shall automatically be released from its obligations hereunder and/or the security interests in any Collateral securing the Note Obligations shall in each case be automatically released upon the occurrence of any of the circumstances set forth in Section 11.02 of the Indenture without delivery of any instrument or performance of any act by any party. Upon any such termination and delivery of the documents referenced in Section 13.04 of the Indenture, the Collateral Trustee shall, at the Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Indenture, the related Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Trustee shall, at the applicable Grantor’s expense and upon delivery of the documents referenced in Section 13.04 of the Indenture, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Trustee, including financing statement amendments to evidence such release.

Section 12. STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM.

The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by each Grantor under Section 7.06 of the Indenture.

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Section 13. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 13.02 of the Indenture. No failure or delay on the part of the Collateral Trustee in the exercise of any power, right or privilege hereunder or under any other Indenture Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Indenture Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Trustee given in accordance with the Indenture, assign any right, duty or obligation hereunder. This Agreement and the other Indenture Documents embody the entire agreement and understanding among Grantors and the Collateral Trustee and supersede all prior agreements and understandings among such parties relating to the subject matter hereof and thereof. Accordingly, the Security Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

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SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER INDENTURE DOCUMENT, OR ANY OF THE OBLIGATIONS, WILL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES (I) JURISDICTION AND VENUE OF COURTS IN ANY OTHER JURISDICTION IN WHICH IT MAY BE ENTITLED TO BRING SUIT BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE AND (II) ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH THIS SECTION 13; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE COLLATERAL TRUSTEE RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER INDENTURE DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE COLLATERAL TRUSTEE/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER INDENTURE DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ONITY GROUP INC., a Florida corporation

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	Executive Vice President & Chief Investment Officer

PHH ESCROW ISSUER LLC, a Delaware limited liability company

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President

PHH Corporation, a Maryland corporation

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President & Chief Executive Officer

PHH MORTGAGE CORPORATION, a New Jersey corporation

By:	/s/ Glenn Minkoff
Name:	Glenn Minkoff
Title:	Treasurer

PHH ASSET SERVICES CORP., a Delaware corporation

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President & Treasurer

PHH ASSET SERVICES Parent LLC, a Delaware limited liability company

By:	PHH Asset Services Corp., its sole member

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President & Treasurer

PHH ASSET SERVICES LLC, a Delaware limited liability company

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President & Treasurer

Signature Page to Pledge and Security Agreement

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WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Nedine P. Sutton
Name:	Nedine P. Sutton
Title:	Vice President

Signature Page to Pledge and Security Agreement

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SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business
Onity Group Inc.	Corporation	Florida	1661 Worthington Road, Suite 100 West Palm Beach, Florida 33409

PHH Corporation	Corporation	Maryland	2000 Midlantic Drive, Suite 410-A Mount Laurel, NJ 08054

PHH Escrow Issuer LLC	Limited Liability Company	Delaware	1661 Worthington Road, Suite 100 West Palm Beach, Florida 33409

PHH Mortgage Corporation	Corporation	New Jersey	2000 Midlantic Drive, Suite 410-A Mount Laurel, NJ 08054

PHH Asset Services Corp.	Corporation	Delaware	1661 Worthington Road, Suite 100 West Palm Beach, Florida 33409

PHH Asset Services Parent LLC	Limited Liability Company	Delaware	1661 Worthington Road, Suite 100 West Palm Beach, Florida 33409

PHH Asset Services LLC	Limited Liability Company	Delaware	5726 Premier Park Drive, Suite A West Palm Beach, Florida 33407

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name
PHH Mortgage Corporation

Century 21 Mortgage

Coldwell Banker Mortgage

ERA Mortgage

Instamortgage.com

Mortgagesave.com

MortgageQuestions.com

Mortgage Service Center

PHH Mortgage Services

Liberty Reverse Mortgage

Liberty Home Equity Solutions

Domain Distinctive Property Finance

Liberty

LRM

PHH Mortgage

Onity Mortgage

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
Onity Group Inc.	June 10, 2024	Name change from Ocwen Financial Corporation
PHH Escrow Issuer LLC	October, 14, 2024	Name change from Onity Escrow Issuer, LLC

SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A) Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer
Onity Group Inc.	Investors Mortgage Insurance Holding Company	common	Y	1	$0.01	36,521	100%
Onity Group Inc.	PHH Corporation	common	N	N/A	N/A	100%	100%
Onity Group Inc.	Ocwen Financial Insurance Services, Inc.	common	N	N/A	N/A	100%	100%
PHH Corporation	PHH Asset Services Corp.	common	N	N/A	N/A	100%	100%
PHH Corporation	PHH Mortgage Corporation	common	N	2	$0.01	1,000	100%

(B) Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company
Onity Group Inc.	Ocwen Luxembourg II S.à r.l.	N	N/A	65%[1]	65%
Onity Group Inc.	Ocwen Capital Management, LLC	N	N/A	100%	100%
Onity Group Inc.	Ocwen USVI Services, LLC	N	N/A	100%	100%
PHH Corporation	PHH de Brasil Paricopaceos Ltda.	N	N/A	65%[1]	65%
PHH Corporation	PHH Escrow Issuer LLC	N	N/A	100%	100%
PHH Asset Services Corp.	PHH Asset Services Parent LLC	N	N/A	100%	100%
PHH Asser Services Parent LLC	PHH Asset Services LLC	N	N/A	100%	100%

1 To the extent the pledge of a greater percentage of the capital stock in such Subsidiary is permitted without adverse tax consequences, the Collateral shall include, and the security interest granted by the Grantor shall attach to, such greater percentage of capital stock of each such Subsidiary.

(C) Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership
N/A

(D) Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust
N/A

(E) Excluded Equity Interests

Grantor	Stock Issuer /LLC/Partnership/Trust	Percentage of Outstanding Interests of such Entity
Onity Group Inc.	CR Limited	100%
PHH Corporation	Atrium Insurance Corporation	100%
PHH Corporation	Atrium Reinsurance Corporation	100%

(F) Pledged Debt:

●	Intercompany Note dated as of December 31, 2014, executed by each of Onity Group Inc. (f/k/a Ocwen Financial Corporation), Ocwen Mortgage Servicing, Inc., Ocwen Loan Servicing, LLC, Homeward Residential, Inc., Homeward Residential Holdings, Inc., Ocwen Financial Solutions Pvt. Ltd., Homeward Residential Corporation India Pvt. Ltd., Ocwen Financial Services S.R.L., Ocwen Luxembourg S.à r.l., Ocwen Luxembourg II S.à r.l., Ocwen Asia Holdings LTD I, Ocwen Business Solutions, Inc., and Liberty Home Equity Solutions, Inc., as Payors.

●	Intercompany Note dated as of December 30, 2016, executed by each of Ocwen Mortgage Servicing, Inc. and Onity Group Inc. (f/k/a Ocwen Financial Corporation), as Payors.

●	Intercompany Promissory Note dated as of June 30, 2021, executed by each of the parties thereto, as payees[2]

(G) Securities Account:

Grantor	Name of Securities Intermediary	Account Number	Account Name
Onity Group Inc.

(H) Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Onity Group Inc.
PHH Mortgage Corporation
PHH Mortgage Corporation
PHH Mortgage Corporation
PHH Mortgage Corporation
PHH Mortgage Corporation
PHH Asset Services LLC

(I) Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name
Onity Group Inc.
PHH Mortgage Corporation

2 No wet ink copy exists.

II. INTELLECTUAL PROPERTY

(A) Copyrights

Grantor	Title of Work	Registration Number (if any)	Registration Date
PHH corporation	Asset management desktop.	TX0004575607	1996

(B) Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor
None

(C) Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)
None

(D) Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor
None

(E) Trademarks

Grantor	Trademark	Registration Number	Registration Date
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	OCWEN	2330061	March 14, 2000
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	OCWEN & Circle Design	2333474	March 21, 2000
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	OCWEN FINANCIAL CORPORATION	2330062	March 14, 2000
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	OCWEN LOAN SERVICING	3670997	August 18, 2009
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	WE MAKE YOUR LOANS WORTH MORE	3410572	April 8, 2008
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	THE LEADER IN YOUR LOSS MITIGATION!	6003057	March 3, 2020
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	THE LEADER IN LOSS MITIGATION!	4560733	July 1, 2014
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	HELPING HOMEOWNERS IS WHAT WE DO!	3888056	December 7, 2010
PHH Corporation	PHH	3235973	May 1, 2007

Trademark Applications

Grantor	TITLE	APPLICATION #	DATE FILED
Onity Group Inc. (f/k/a Ocwen Financial Corporation)	ONITY	97/183,249	Dec 21, 2021
Onity Group Inc. (f/k/a Ocwen Financial Corporation)		97/276,851	Feb 21, 2022
Onity Group Inc. (f/k/a Ocwen Financial Corporation)		97/276,854	Feb 21, 2022
Onity Group Inc. (f/k/a Ocwen Financial Corporation)		97/276,860	Feb 21, 2022
Onity Group Inc. (f/k/a Ocwen Financial Corporation)		97/276,866	Feb 21, 2022

(F) Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor
None

(G) Trade Secret Licenses

Grantor	Description of Trade Secret License	Registration Number (if any)	Name of Licensor
None

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims
Onity Group Inc. (Ocwen Financial Corp.) and PHH Mortgage Corp.	Ocwen Financial Corp. and PHH Mortgage Corp. v. Samual Boyd, Boyd & Associates and Jean-Marc Eichner CASE NO.: 416-01826-2023

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

None

SCHEDULE 5.4
TO PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)

Onity Group Inc.	Florida Secured Transaction Registry
PHH Escrow Issuer LLC	Delaware Secretary of State
PHH Mortgage Corporation	State of New Jersey, Department of Revenue & Enterprise Services
PHH Corporation	Maryland State Department of Assessments and Taxation
PHH Asset Services Corp.	Delaware Secretary of State
PHH Asset Services Corp.	Delaware Secretary of State
PHH Asset Services Corp.	Delaware Secretary of State

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy] (this “Pledge Supplement”), is delivered by [NAME OF GRANTOR] a [Name of State of Incorporation] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of November 27, 2024 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among PHH Corporation, a Maryland corporation (the “Company”) and wholly-owned subsidiary of Onity Group Inc., a Florida corporation (the “Parent”), PHH Escrow Issuer LLC, a Delaware limited liability company (the “Escrow Issuer” and, together with the Company, the “Issuers” and each, an “Issuer”) and wholly-owned subsidiary of the Parent, the Parent, the other Grantors named therein, and Wilmington Trust, National Association, as the Collateral Trustee (together with its successors and assigns, the “Collateral Trustee”). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

The Grantor hereby becomes a party to the Security Agreement, confirms the grant to the Collateral Trustee set forth in the Security Agreement of, and does hereby grant to the Collateral Trustee, a security interest in all of the Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. The Grantor represents and warrants that the attached Supplements to the Schedules of the Security Agreement accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules of the Security Agreement shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

SUPPLEMENT TO SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

SUPPLEMENT TO SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A) Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

(B) Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

(C) Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

(D) Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

(E) Excluded Equity Interests

Grantor	Stock Issuer /LLC/Partnership/Trust	Class of Stock/Type of Partnership/ Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Stock/Units	Percentage of Outstanding Interests of such Entity

(F) Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

(G) Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

(H) Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

(I) Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

II. INTELLECTUAL PROPERTY

(A) Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date

(B) Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C) Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D) Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E) Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F) Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G) Trade Secret Licenses

Grantor	Description of Trade Secret License	Registration Number (if any)	Name of Licensor

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

SUPPLEMENT TO SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement, dated as of [_________], 20[__] (this “Control Agreement”) among [________________] (the “Pledgor”), Wilmington Trust, National Association, as collateral trustee for the Secured Parties (together with its successors and assigns, the “Collateral Trustee”) and [____________], a [________] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meanings assigned in the Pledge and Security Agreement, dated November 27, 2024, among the Pledgor, the Issuers, the other Grantors party thereto and Wilmington Trust, National Association, as the Collateral Trustee (the “Security Agreement”).

Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [__________] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Trustee.

Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Trustee relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Trustee that:

(a) it has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions originated by such other person;

(b) it has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with the Pledgor or the Collateral Trustee purporting to limit or condition the obligation of the Issuer to comply with instructions of the Collateral Trustee as set forth in Section 2 hereof;

(c) except for the claims and interest of the Collateral Trustee and the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Trustee and the Pledgor thereof; and

(d) this Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4. Choice of Law. This Control Agreement shall be governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements. In the event of any conflict between this Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. In the event of any conflict or inconsistency between the provisions of this Agreement and any intercreditor agreement (including the Equal Priority Intercreditor Agreement), the provisions of such intercreditor agreement shall control; provided that nothing in the intercreditor agreement shall limit the rights, protections, immunities or indemnities of the Collateral Trustee under the other Indenture Documents. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6. Voting Rights. Until such time as the Collateral Trustee shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Trustee may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer. The Pledgor and the Collateral Trustee each hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Trustee arising from the terms of this Control Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [________________]
Telecopier: [________________]

Collateral Trustee:	Wilmington Trust, National Association
1310 Silas Deane Highway
Wethersfield, Connecticut 06109
Fax No.: (203) 453-1183
Attention: Onity Group, Inc., Account Manager
Email: wtcorporatedebtteam@wilmingtontrust.com

with a copy to:

Alston & Bird LLP
1120 South Tryon Street, Suite 300
Charlotte, NC 28203-6818
Attention: Adam Smith, Esq.
Email: adam.smith@alston.com

Issuer:	[Insert Name and Address of Issuer]
Attention:	[________________]
Telecopier:	[________________]

Any party may change its address for notices in the manner set forth above.

Section 10. Termination. The obligations of the Issuer to the Collateral Trustee pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Trustee in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Trustee has notified the Issuer of such termination in writing. The Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Trustee’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 12. The Collateral Trustee. The Collateral Trustee is executing this Agreement solely in its capacity as Collateral Trustee under the Security Agreement. In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Collateral Trustee shall be protected by and shall enjoy all of the rights, privileges, immunities, protections and indemnities granted to it under the Security Agreement and Indenture Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[NAME OF PLEDGOR],
as Pledgor

By:
Name:
Title:

[NAME OF ISSUER],
as Issuer

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

Exhibit A

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Issuer]
Attention: [___________]

Re: Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Uncertificated Securities Control Agreement (the “Control Agreement”). Notwithstanding any previous instructions to you, you are hereby instructed to accept all future instructions with respect to Pledged Shares (as defined in the Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however, nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Trustee”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of November 27, 2024 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among each of the Grantors and the other grantors party thereto and the Collateral Trustee pursuant to which the Grantors granted a security interest to the Collateral Trustee in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meanings given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

Each Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all Trademarks and Trademark Licenses, including those listed in Schedule A hereto, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”), but excluding any Excluded Non-Regulated Obligor Assets.

SECTION 3. Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies and other protections and indemnities of the Collateral Trustee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Equal Priority Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and any Intercreditor Agreement (including the Equal Priority Intercreditor Agreement), the provisions of such Intercreditor Agreement shall control; provided that nothing in the Intercreditor Agreement shall limit the rights, protections, immunities or indemnities of the Collateral Trustee under the Indenture Documents.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

SCHEDULE A
to TRADEMARK SECURITY AGREEMENT

TRADEMARKS

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

TRADEMARK APPLICATIONS

Grantor	Jurisdiction	Trademark	Application Number/(Serial Number)	Application Date/(Filing Date)

TRADEMARK LICENSES

Grantor	Description of Trademark License	Registration Number (if any) of underlying Trademark	Name of Licensor

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Trustee”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of November 27, 2024 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among each of the Grantors and the other grantors party thereto and the Collateral Trustee pursuant to which the Grantors granted a security interest to the Collateral Trustee in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meanings given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all Copyrights and Copyright Licenses, including those listed in Schedule A attached hereto, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”), but excluding any Excluded Non-Regulated Obligor Assets.

SECTION 3. Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies and other protections and indemnities of the Collateral Trustee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Equal Priority Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and any Intercreditor Agreement (including the Equal Priority Intercreditor Agreement), the provisions of such Intercreditor Agreement shall control, provided that nothing in the Intercreditor Agreements shall limit the rights, protections, immunities and indemnities of the Collateral Trustee under the Indenture.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

SCHEDULE A
to COPYRIGHT SECURITY AGREEMENT

COPYRIGHTS

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date

COPYRIGHT LICENSES

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Trustee”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of November 27, 2024 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among each of the Grantors and the other grantors party thereto and the Collateral Trustee pursuant to which the Grantors granted a security interest to the Collateral Trustee in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION. 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meanings given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all Patents and Patent Licenses, including those listed in Schedule A attached hereto, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”), but excluding any Excluded Non-Regulated Obligor Assets.

SECTION 3. Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies and other protections and indemnities of the Collateral Trustee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Equal Priority Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and any Intercreditor Agreement (including the Equal Priority Intercreditor Agreement), the provisions of such Intercreditor Agreement shall control, provided that nothing in the Intercreditor Agreements shall limit the rights, protections, immunities and indemnities of the Collateral Trustee under the Indenture.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

Exhibit E-2

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

Exhibit E-3

SCHEDULE A
to PATENT SECURITY AGREEMENT

PATENTS

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

PATENT LICENSES

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

Exhibit E-4